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                                                                      EXHIBIT 99


                       SECURITY DYNAMICS ACQUIRES DYNASOFT

                Transaction Valued at Approximately $115 Million

                  Combined Entity Will Deliver Enterprise-Wide
                         Security Solutions to Customers


BEDFORD, Mass., July 15, 1997 - Security Dynamics Technologies, Inc. (NASDAQ:
SDTI), a leading provider of enterprise security solutions and RSA cryptographic technology, today announced that it has acquired DynaSoft AB, a leading provider of security solutions for protecting access to corporate information and applications. Based in Stockholm, Sweden, DynaSoft offers a broad range of security solutions through its flagship product family, BoKS, and sells in the United States directly through its subsidiary and also through its recent licensing agreements with Sun Microsystems and Hewlett-Packard. With the addition of DynaSoft's expertise and technology, including its secure single sign-on (SSSO) solutions, Security Dynamics is broadening its offerings to provide customers with secure access to information wherever it resides in the enterprise.

Security Dynamics issued or reserved for issuance approximately 2.7 million shares of Common Stock in exchange for approximately 95% of the outstanding shares and all of the outstanding options to acquire shares of DynaSoft. Security Dynamics also paid approximately $6 million to certain stockholders of DynaSoft in exchange for the remaining outstanding shares. Based on the closing price of Security Dynamics on the Nasdaq National Market on July 14, 1997, the transaction is valued at approximately $115 million. The transaction will be accounted for as a pooling of interests.

"Acquiring DynaSoft is the next major step in our plan to deliver on our promise of Enterprise Security Services (ESS) through acquisitions, strategic partnerships and products we develop ourselves," said Charles R. Stuckey, Jr., chairman, president and CEO of Security Dynamics. "With the addition of DynaSoft, Security Dynamics now has the de facto standard for strong authentication through SecurID(R), the de facto standard for encryption through RSA, and what we feel could become the standard for secure single sign-on solutions through DynaSoft's BoKS family. No other security company is delivering so many best-of-class security solutions to customers today."

"We believe that the synergies between Security Dynamics and DynaSoft are tremendous. Our technology, products, people and distribution channels are highly complementary," said Rolf Ljung, chairman of DynaSoft, AB. "There is a natural affinity between Security Dynamics' core business of strong authentication, and our application level access control and flexible secure single sign-on solutions. Over the coming months, we will provide details on how the Security Dynamics and DynaSoft



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technologies will be integrated and delivered to customers."

DynaSoft's flagship product family, BoKS, provides a comprehensive, flexible set of security capabilities that are designed to allow companies to ensure that corporate information is not compromised as they adopt less secure networks - such as intranets, extranets or the Internet for remote access. These capabilities include user authentication using SecurID, application-level access control, privacy and integrity of communications, platform security and audit. Together, these solutions allow customers to realize the end user benefit of secure single sign-on (SSSO).

With SSSO, users can log on and authenticate to the network once, and then access a wide range of network information resources without re-authenticating at each resource - eliminating the need for memorizing multiple passwords. SSSO authentication can be achieved several ways, including through the use of tokens like Security Dynamics' SecurID technology, or through smartcards.

The addition of BoKS will enhance Security Dynamics' Enterprise Security Services (ESS) strategy in many ways, including by providing expanded security management, application-level access control and SSO solutions. Announced in February, ESS is being designed to give companies enterprise-wide security solutions that help them conduct business securely, protect their corporate information assets, and facilitate business-to-business electronic commerce. ESS will provide strong authentication using tokens and smartcards, as well as other encryption-based security services, such as key management, privilege management and enterprise-wide security administration.

DynaSoft sells in the United States directly through its subsidiary and also through its OEM relationships with Sun Microsystems and Hewlett-Packard, both of whom have recently licensed DynaSoft's BoKS technology and incorporated it into their own respective security strategies.

"Security Dynamics has been a long-time partner of Sun Microsystems, bringing proven user authentication solutions to our customers. Likewise, DynaSoft and Sun have partnered to bring a complete set of systems, application-level security, and secure single sign-on (SSSO) solutions to Sun's users," said John McFarlane, vice president and general manager of the Network Software Group at Sun Microsystems, Inc. "Sun is looking forward to working with the combined entity in providing tightly integrated network security solutions to our customers."

"At Hewlett-Packard, we have partnered with both Security Dynamics and enterprise," said Fred Luiz, general manager of the Internet Security Division of Hewlett-Packard. "DynaSoft is the leading provider of secure single-sign-on solutions. Similarly, Security Dynamics leads the market in providing reliable user authentication technology. The combination of these companies gives us the opportunity to bring powerful security solutions for extending our customers' businesses."

Security Dynamics will continue actively to seek strategic relationships with companies



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that can help further Security Dynamics' charter of delivering enterprise-wide solutions to customers.

ABOUT SECURITY DYNAMICS

Security Dynamics is a leading provider of security solutions for remote access to enterprise networks. Security Dynamics' solutions help companies conduct business securely, protect corporate information assets and facilitate business-to-business electronic commerce. Security Dynamics' products employ patent-protected SecurID token technology and ACE/Server(R) software or hardware access control products to authenticate the identity of users accessing networked or standalone computing resources. With 1.8 million users in 2,000 companies, Security Dynamics is the world leader in two-factor user identification and authentication. RSA Data Security Inc., a wholly owned subsidiary of Security Dynamics, is the world's brand name for cryptography, with more than 80 million copies of RSA encryption and authentication technologies installed and in use worldwide. Security Dynamics and RSA can be found on the World Wide Web at http://www.securitydynamics.com/ and http://www.rsa.com/, respectively.

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SecurID and ACE/Server are registered trademarks of Security Dynamics
Technologies, Inc. BoKS is a trademark of DynaSoft AB, Sweden. All other products and service names mentioned herein are trademarks of their respective owners.


Please note: this press release contains forward-looking statements relating to the acquisition of DynaSoft, the integration of DynaSoft's BoKS technology with Security Dynamics' existing product line, the development and introduction of Security Dynamics' Enterprise Security Services, and the expected benefits therefrom, and such statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are challenges associated with the integration of DynaSoft and its BoKS technology, delays in product development, undetected software errors or bugs, competitive pressures, technical difficulties, market acceptance of the products, changes in customer requirements and government regulations, general economic conditions and the risk factors detailed from time to time in Security Dynamics' periodic reports and registration statements filed with the Securities Exchange Commission, including without limitation Security Dynamics' Registration statement on Form S-4 (File No. 33-7265) filed on June 28, 1996.